 As filed with the Securities and Exchange Commission on December 24, 1997
                                                  Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _____________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 _____________

                            VALENCE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)
                                 _____________

        Delaware                                    77-0214673
(State of Incorporation)                  (I.R.S. Employer Identification No.)
                                 _____________

                                301 CONESTOGA WAY
                            HENDERSON, NEVADA  89015
                                 (702) 558-1000
          (Address and telephone number of principal executive offices)
                                 _____________

                    1990 STOCK OPTION PLAN (THE "1990 PLAN")
        1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (THE "1996 PLAN")
                            (Full title of the plan)

                               BRADLEY A. PERKINS
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                            VALENCE TECHNOLOGY, INC.
                                301 CONESTOGA WAY
                            HENDERSON, NEVADA  89015
                                 (702) 558-1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                 _____________

                                   Copies to:
                             Andrei M. Manoliu, Esq.
                               Cooley Godward LLP
                               5 Palo Alto Square
                               3000 El Camino Real
                          Palo Alto, California  94306
                                 (650) 843-5000
                                 _____________

                         CALCULATION OF REGISTRATION FEE

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                                         AMOUNT TO BE   PROPOSED MAXIMUM OFFERING     PROPOSED MAXIMUM               AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED      REGISTERED       PRICE PER SHARE (1)     AGGREGATE OFFERING PRICE (1)   REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common Stock (par
 value $.001)  . . . . . . . . . . . .  1,090,000                  $4.44                   $4,839,600                   $1,428
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

______________

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on December 19, 1997 as reported on the NASDAQ National Market System.

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     Approximate date of commencement of proposed sale to the public:  As soon as practicable after this Registration Statement becomes effective.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENTS ON FORM S-8

     The contents of Registration Statements on Form S-8 previously filed with the Securities and Exchange Commission (the "Commission") relating to the 1990 Plan (File Nos. 333-21671, 33-94522 and 33-48982, filed with the Commission on February 12, 1997, July 12, 1995 and June 30, 1992, respectively) and relating to the 1996 Plan (File No. 333-21669, filed with the Commission on February 12,
1997) are incorporated by reference herein.


                                    EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION

 5.1    Opinion of Cooley Godward LLP

23.1    Consent of Coopers & Lybrand LLP

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1    Power of Attorney is contained on the signature pages.

99.1    1990 Stock Option Plan, as amended on October 3, 1997.

99.2    1996 Non-Employee Directors' Stock Option Plan, as amended on
        October 3, 1997

                                   SIGNATURES

     THE COMPANY. Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Henderson, State of Nevada, on December 23, 1997.

                                   VALENCE TECHNOLOGY, INC.



                                   By /s/ David P. Archibald
                                     ----------------------------------------
                                        David P. Archibald
                                        Vice President, Finance and Chief
                                        Financial Officer


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lev Dawson and Andrei M. Manoliu, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                     DATE


/s/ Calvin L. Reed
-----------------------------  President, Chief         December 22, 1997
       Calvin L. Reed          Executive Officer,
                               and Chairman of the
                               Board (Principal
                               Executive Officer)


/s/ David P. Archibald
-----------------------------  Vice President,          December 22, 1997
      David P. Archibald       Finance, Chief
                               Financial Officer
                               (Principal Financial
                               and Accounting
                               Officer)


/s/ Carl E. Berg
-----------------------------  Director                 December 22, 1997
        Carl E. Berg


/s/ Alan F. Shugart
-----------------------------  Director                 December 22, 1997
      Alan F. Shugart

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                             DESCRIPTION

 5.1     Opinion of Cooley Godward LLP

23.1     Consent of Coopers & Lybrand LLP

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1     Power of Attorney is contained on the signature pages.

99.1     1990 Stock Option Plan, as amended October 3, 1997

99.2     1996 Non-Employee Directors' Stock Option Plan, as amended on
         October 3, 1997